UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 6, 2022

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564
(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code   (585) 678-7100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	STZ	New York Stock Exchange
Class B Common Stock	STZ.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 6, 2022, the Board of Directors (the “Board”) of Constellation Brands, Inc. (“Constellation” or the “Company”) approved an amendment and restatement of the Company’s By-Laws (the “By-Laws”), with immediate effect. The amendments, among other things:

•Limit the number of nominees that a stockholder seeking to nominate persons for election to the Board under the advance notice provision at a particular annual or special meeting of stockholders to not exceed the number of directors to be elected at such meeting.
•With respect to the advance notice provision, include additional requirements regarding the information stockholders must furnish in connection with providing advance notice of stockholder meeting proposals and director nominations, require all candidates for election or re-election to the Board to submit a questionnaire and make certain representations (in each, case, in the forms provided by the Company upon request), and require stockholders submitting proposals or nominations to update and supplement the information provided in the notice both as of the record date for the meeting and the date that is 15 days prior to the date of the meeting (or any adjournment or postponement thereof).
•Provide that officers of the Company shall hold office for the term determined by the Board and until such officer’s successor is elected and qualified or until such officer’s earlier resignation or removal.
•Provide, with respect to the Delaware forum selection provision, that if the Delaware Court of Chancery does not have subject matter jurisdiction, the federal courts in the State of Delaware will be the sole and exclusive forum for the specified intracorporate matters.
•Provide that the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933 will, to the fullest extent permitted by law, be the federal district courts of the United States, unless the Company consents otherwise in writing.

Other changes include updates intended to clarify and conform various provisions of the By-Laws to the provisions of the General Corporation Law of the State of Delaware and administrative updates and ministerial changes, including making the By-Laws gender neutral.

The foregoing description of the By-Laws does not purport to be complete and is qualified in its entirety by reference to the text of the By-Laws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On April 7, 2022, Constellation issued a news release (the “release”) announcing it had entered into an accelerated share repurchase (“ASR”) agreement with Bank of America, N.A. (“BOA”), a copy of which release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

References to Constellation’s website and/or other social media sites or platforms in the release do not incorporate by reference the information on such websites, social media sites, or platforms into this Current Report on Form 8-K, and Constellation disclaims any such incorporation by reference. The information in the release attached as Exhibit 99.1 is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and is not otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 8.01	Other Events.

On April 7, 2022, the Company entered into a Master Confirmation and Supplemental Confirmation (“ASR Agreement”) with BOA to effect an ASR of $500.0 million of shares of the Company’s outstanding Class A common stock (“Common Stock”). The shares to be purchased pursuant to the ASR Agreement will be completed under the Company’s current share repurchase authorization. Under the ASR Agreement, the Company will receive on April 8, 2022, initial delivery of approximately 1.7 million shares of Common Stock, representing approximately 80% of the total number of shares of Common Stock initially underlying the ASR Agreement, based on the closing price of the Common Stock of $231.81, on April 6, 2022. The total number of shares that the Company will repurchase under the ASR Agreement will be based on the volume-weighted average price of the Common Stock during the term of the ASR Agreement, less a discount, and subject to potential adjustments pursuant to the terms and conditions of the ASR Agreement. The ASR Agreement provides that final settlement of the share repurchases under the ASR Agreement will generally occur in May 2022, unless the scheduled termination date of the ASR Agreement is accelerated. If the final settlement is in the Company’s favor, then BOA’s obligations to the Company will be satisfied by delivery of additional shares of Common Stock and cash payment for any fractional shares. If final settlement is in BOA’s favor, then the Company’s obligations to BOA will be satisfied by delivery of cash or shares of Common Stock, at the Company’s election.

Item 9.01	Financial Statements and Exhibits.

For the exhibits that are filed or furnished herewith, see the Index to Exhibits immediately following.

INDEX TO EXHIBITS

Exhibit No.	Description

(3)	ARTICLES OF INCORPORATION AND BYLAWS

(3.1)	Amended and Restated By-Laws of Constellation Brands, Inc.

(99)	ADDITIONAL EXHIBITS

(99.1)	News Release of Constellation Brands, Inc. dated April 7, 2022.

(104)	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2022	CONSTELLATION BRANDS, INC.

	By:	/s/ Garth Hankinson
Garth Hankinson
Executive Vice President and Chief Financial Officer